UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No. )

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Three-Five Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VOTING AND OTHER MATTERS
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL TO APPROVE OUR 2004 INCENTIVE COMPENSATION PLAN
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
OTHER MATTERS
APPENDIX A
APPENDIX B

[LOGO] THREE-FIVE SYSTEMS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 7, 2004

     The Annual Meeting of Stockholders of Three-Five Systems, Inc., a Delaware corporation, will be held at 9:00 a.m., on Friday, May 7, 2004, at our corporate headquarters at 1600 North Desert Drive, Tempe, Arizona, for the following purposes:

     1. To elect directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

     2. To approve our 2004 Incentive Compensation Plan.

     3. To ratify the appointment of Deloitte & Touche LLP as the independent auditor of our company for the fiscal year ending December 31, 2004.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     These items of business are more fully described in the proxy statement accompanying this Notice.

     Only stockholders of record at the close of business on March 24, 2004 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the meeting may vote in person even if he or she previously has returned a proxy.

Sincerely,

[SIGNATURE]

Tempe, Arizona	Jeffrey D. Buchanan
March 26, 2004	Secretary

[LOGO] THREE-FIVE SYSTEMS, INC.
1600 North Desert Drive
Tempe, Arizona 85281

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

     The enclosed proxy is solicited on behalf of Three-Five Systems, Inc., a Delaware corporation, by our Board of Directors for use at our Annual Meeting of Stockholders to be held on Friday, May 7, 2004 at 9:00 a.m., or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying meeting notice. The meeting will be held at our corporate headquarters, 1600 North Desert Drive, Tempe, Arizona.

     These proxy solicitation materials were first mailed on or about March 31, 2004 to all stockholders entitled to vote at the meeting.

Voting Securities and Voting Rights

     Stockholders of record at the close of business on March 24, 2004, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 21,321,870 shares of our common stock, $0.01 par value per share.

     The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding constitutes a quorum for the transaction of business at the meeting. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting. Assuming that a quorum is present, the seven persons receiving the largest number of “for” votes of common stock of our company present in person or represented by proxy at the meeting and entitled to vote (a plurality) will be elected directors. Assuming that a quorum is present, the affirmative vote of a majority of the shares of common stock of our company present in person or represented by proxy at the meeting and entitled to vote is required (1) for the approval of our 2004 Incentive Compensation Plan, and (2) for the ratification of the appointment of Deloitte & Touche LLP as the independent auditor of our company for the year ending December 31, 2004.

     Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

     When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) “for” the election of the nominees set forth in this proxy statement, (2) “for” the approval of our 2004 Incentive Compensation Plan, and (3) “for” the ratification of the appointment of Deloitte & Touche LLP as the independent auditor of our company for the year ending December 31, 2004.

Revocability of Proxies

     Any person giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Solicitation

     We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or telegram, without additional compensation.

Annual Report and Other Matters

     Our 2003 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the “Compensation Committee Report on Executive Compensation,” “Report of the Audit Committee,” and “Performance Graph” below shall not be deemed “filed” with the Securities and Exchange Commission, or the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

     We will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our company’s secretary at our executive offices set forth in this proxy statement.

ELECTION OF DIRECTORS

Nominees

     Our certificate of incorporation and bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors or stockholders. All directors are elected at each annual meeting of our stockholders for a term of one year and hold office until their successors are elected and qualified.

     A board of seven directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. All of the nominees currently are directors of our company. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by our current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified.

     The Board of Directors recommends a vote “for” the nominees listed below.

     The following table sets forth certain information regarding the nominees for directors of our company:

Name	Age	Position
David C. Malmberg	61	Chairman of the Board
Jack L. Saltich	60	President, Chief Executive Officer, and Director
Jeffrey D. Buchanan	48	Executive Vice President, Chief Financial Officer, Secretary, Treasurer, and Director
Thomas H. Werner	43	Director
David P. Chavoustie	60	Director
Murray A. Goldman	66	Director
Henry L. Hirvela	52	Director

     David C. Malmberg has been a director of our company since April 1993 and Chairman of the Board since April 1999. Mr. Malmberg is a private investor and management consultant. Mr. Malmberg serves as the Chairman of the Board of Kontron Mobile Computers, Inc., a public company serving the military and public safety markets; as Chairman of the Board of Sagebrush Corporation, a private company serving over 25,000 public schools; and as a member of the board of directors of PPT/Vision, Inc., a public company that designs and manufactures vision-based inspection systems. Before resigning in May 1994, Mr. Malmberg spent 22 years at National Computer Systems, Inc., including 13 years as its President and Chief Operating Officer.

     Jack L. Saltich has been a director and the President and Chief Executive Officer of our company since July 1999. Mr. Saltich also serves as a member of the board of directors of Immersion Corp., a public company that develops, licenses and markets haptic technology and products; and Chairman of the Board of Directors of Brillian Corporation, a public company that designs and develops rear-projection, high-definition televisions and microdisplay products and subsystems, and which we spun off to our stockholders in September 2003. Mr. Saltich served as Vice President of Advanced Micro Devices from May 1993 until July 1999; as Executive Vice President of Applied Micro Circuits Corp. from January 1991 until March 1993; and as Vice President of VLSI from July 1988 until January 1991. Mr. Saltich held a variety of executive positions for Motorola from July 1971 until June 1988. These positions included serving as an Engineering Manager from May 1974 until January 1980, an Operations Manager from January 1980 until May 1982, a Vice President and Director of the Bipolar Technology Center from May 1982 until June 1986, and a Vice President and Director of the Advanced Product Research and Development Laboratory from June 1986 until June 1988.

     Jeffrey D. Buchanan has been a director and the Executive Vice President of our company since July 1998; Chief Financial Officer and Treasurer since June 1996; and Secretary since May 1996. Mr. Buchanan served as our Vice President – Finance, Administration, and Legal from June 1996 until July 1998 and as our Vice President – Legal and Administration from May 1996 until June 1996. Mr. Buchanan also serves as a member of the board of directors of the United States Display Consortium and served as Chairman of that board in 2000 and 2001. Mr. Buchanan served from June 1986 until May 1996 as a business lawyer with O’Connor, Cavanagh, Anderson, Killingsworth & Beshears, where his practice emphasized mergers and acquisitions, joint ventures, and taxation. Mr. Buchanan was associated with the international law firm of Davis Wright Tremaine from 1984 to 1986. Mr. Buchanan is a member of the Arizona and Washington state bars and passed the certified public accounting examination in 1983.

     Thomas H. Werner has been a director of our company since March 1999. Mr. Werner has served as Chief Executive Officer of SunPower Corp. since June 2003. He served as Chief Executive Officer of Silicon Light Machines, Inc., a subsidiary of Cypress Semiconductor, from June 2001 until May 2003. Mr. Werner was Vice President and General Manager for the Business Connectivity Group of 3Com Corporation from October 1998 until May 2001. Mr. Werner was Vice President of the Manufacturing Personal Communication Division of U.S. Robotics, which 3Com Corporation acquired in June 1997. Mr. Werner also served in various positions at Oak Frequency Control, a manufacturer of telecommunications components, most recently as President of the Networks Group, from February 1994 until January 1996.

     David P. Chavoustie has been a director of our company since January 2000. Mr. Chavoustie has served since April 1998 as Executive Vice President of Sales and Marketing of ASML, a manufacturer of lithography equipment used to manufacture semiconductors. Mr. Chavoustie is a member of the Board of Directors of Brillian Corporation, which is described above. From April 1992 until March 1998, Mr. Chavoustie held several positions with Advanced Micro Devices, Inc., a semiconductor company, including Vice President/General Manager Customer Specific Products Division, Vice President/General Manager Embedded Processor Division, and Vice President Worldwide Sales/Marketing – Vantis (a wholly owned subsidiary of AMD). From 1985 to 1992, Mr. Chavoustie held various positions with VLSI Technology, Inc., an ASIC semiconductor company, including Sales Director, Vice President Sales and Corporate Marketing, and Senior Vice President/General Manager ASIC Products. From 1974 to 1984, Mr. Chavoustie held various sales positions with Advanced Micro Devices, including area sales – Southeast United States, regional sales manager, and district sales manager – Upstate New York.

     Murray A. Goldman has been a director of our company since October 2000. Dr. Goldman has served as the Chairman of the Board of Directors of Transmeta since November 1998. Dr. Goldman served as Chief Executive Officer for Transmeta from October 2001 to April 2002, and as a business advisor to Transmeta from March 1997 to November 1998. From July 1969 to January 1997, Dr. Goldman was employed by Motorola, where he held a variety of positions, most recently as Executive Vice President and Assistant General Manager of the Semiconductor Products Sector. Dr. Goldman holds a B.S. in electrical engineering from the University of Pittsburgh and an M.S. and a Ph.D. in electrical engineering from New York University.

     Henry L. Hirvela has been a director of our company since February 2003. Mr. Hirvela has served as President of Phoenix Management Partners LLC since May 2000. From April 1996 to March 2000, Mr. Hirvela served as Vice President and Chief Financial Officer of Allied Waste Industries, Inc. He served as Vice President and Chief Financial Officer of Power Computing Corporation from September 1995 to March 1996 and as Vice President – Treasurer of Browning-Ferris Industries, Inc. from April 1988 to September 1995. Mr. Hirvela held various positions with Texas Eastern Corporation, including Manager – Corporate Development from June 1981 to March 1985 and Assistant Treasurer and Assistant Secretary from March 1985 to April 1988. Mr. Hirvela held various management positions with Bank of America from February 1973 to June 1981.

     Directors hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. Officers serve at the pleasure of our Board of Directors.

Information Relating to Corporate Governance and the Board of Directors

     Our bylaws authorize our Board of Directors to appoint among its members one or more committees consisting of one or more directors. Our Board of Directors has created four standing committees: an Audit Committee, a Compensation Committee, a Nominating/Corporate Governance Committee, and an Employee Committee. Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs. Malmberg, Werner, Chavoustie, Goldman, and Hirvela are independent directors, as “independence” is defined by the listing standards of the New York Stock Exchange, because they have no material relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us). Messrs. Saltich and Buchanan are employee directors.

     Our Board of Directors has adopted charters for the Audit, Compensation, and Nominating/Corporate Governance Committees describing the authority and responsibilities delegated to each committee by the Board. Our Board of Directors has also adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website at www.tfsc.com, the charters of our Audit, Compensation, and Nominating/Corporate Governance Committees; our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC or New York Stock Exchange regulations. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

     We regularly schedule executive sessions in which independent directors meet without the presence or participation of management. The presiding director of such executive session rotates among the Chairs of the Audit Committee, Compensation Committee, and the Nominating/Corporate Governance Committee.

     Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including the members of our various Board committees, by submitting a letter addressed to the Board of Directors of Three-Five Systems, Inc. c/o any specified individual director or directors at the address listed herein. Any such letters are sent to the indicated directors.

     The Audit Committee

     The purpose of the Audit Committee is to assist the oversight of our Board of Directors of the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor and internal audit function. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of our Board of Directors. The Audit Committee also selects the independent certified public accountants to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit, reviews accounting and financial controls of our company with the independent public accountants and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

     The Audit Committee currently consists of Messrs. Hirvela, Malmberg, and Goldman, each of whom is an independent director of our company under the New York Stock Exchange rules as well as under rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that Mr. Hirvela (whose background is detailed above) qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. Mr. Hirvela serves as the Chairman of the Committee.

     The Compensation Committee

     The purpose and responsibilities of the Compensation Committee include reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives, and determining and approving the compensation level of our Chief Executive Officer based on this evaluation. The Compensation Committee also recommends to the Board of Directors with respect to, or, as directed by the Board of Directors, determines and approves, compensation of our other executive officers, and considers the grant of stock options to our executive officers under our stock option plans. The Compensation Committee currently consists of Messrs. Malmberg, Werner, and Goldman, with Mr. Werner serving as Chairman.

     The Nominating/Corporate Governance Committee

     The purpose and responsibilities of the Nominating/Corporate Governance Committee include the identification of individuals qualified to become Board members, the selection or recommendation to the Board of Directors of nominees to stand for election as directors at each election of directors, the development and recommendation to the Board of Directors of a set of corporate governance principles applicable to our company, the oversight of the selection and composition of committees of the Board of Directors, and the oversight of the evaluations of the Board of Directors and management. The Nominating/Corporate Governance Committee currently consists of Messrs. Malmberg, Hirvela, Werner, Goldman, and Chavoustie, with Mr. Chavoustie serving as Chairman. The Nominating/Corporate Governance committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to our company’s secretary at the address listed herein. The Nominating/Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors. As discussed above, the members of the Nominating/Corporate Governance Committee are independent, as that term is defined by the listing standards of the New York Stock Exchange.

     The Employee Committee

     The responsibilities of the Employee Committee include overseeing matters relating to stock options for our employees not including our executive officers. The Employee Committee currently consists of Messrs. Saltich and Buchanan.

     Our Board of Directors held a total of eight meetings during the fiscal year ended December 31, 2003. During the fiscal year ended December 31, 2003, the Audit Committee held six meetings; the Compensation Committee held four meetings; and the Nominating/Corporate Governance Committee held two meetings. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board of Directors, and (ii) the total number of meetings held by all Committees of our Board of Directors on which he was a member. We encourage each of our directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of the Board of Directors on the same day as our annual meeting of stockholders. Each member of our Board of Directors attended the 2003 annual meeting of stockholders.

Director Compensation and Other Information

     We pay each non-employee director an annual retainer fee in the amount of $15,000, plus $1,250 for each Board meeting attended and $500 for each committee meeting held on a day other than the same day as a Board meeting. Each non-employee director is required to receive two-thirds of his annual retainer fee in shares of our common stock pursuant to our Directors’ Stock Plan. See “Executive Compensation — Directors’ Stock Plan.” The non-executive Chairman of the Board and the non-executive Chairman of the Audit Committee each receive an extra $15,000 per year over the standard outside director compensation, with such $15,000 paid in cash immediately upon election each year after the annual stockholder meeting. We also reimburse each non-employee director for travel and related expenses incurred in connection with attendance at Board and committee meetings. Employees who also serve as directors receive no additional compensation for their services as a director.

     The terms of our Amended and Restated 1994 Automatic Stock Option Plan for Non-Employee Directors provide that each non-employee director will receive an automatic grant of options to acquire 5,000 shares of our common stock on the date of his or her first appointment or election to our Board of Directors. The 1994 Plan also provides for the automatic grant of options to purchase 2,000 shares of our common stock to non-employee directors at the time of the meeting of our Board of Directors held immediately following each annual meeting of stockholders.

EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

     The following table sets forth, for the fiscal years ended 2001, 2002, and 2003, the total compensation for services in all capacities to us and our subsidiaries received by our Chief Executive Officer, our four most highly compensated executive officers whose aggregate cash compensation exceeded $100,000 for the fiscal year ended December 31, 2003, and one officer who left our company in fiscal 2003 whose aggregate cash compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
				Awards
	Annual Compensation(1)			Securities Underlying	All Other Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Options (#)	($)(2)
Jack L. Saltich	2003	$320,000	$0	100,000	$82,174
President, Chief Executive	2002	320,000	0	80,000	15,000
Officer, and Director	2001	320,000	0	140,000	9,000

Jeffrey D. Buchanan	2003	$220,000	$0	60,000	$29,596
Executive Vice President,	2002	210,000	0	65,000	8,600
Chief Financial Officer,	2001	210,000	0	18,000	3,000
Secretary, Treasurer, and Director

Dr. Carl E. Derrington	2003	$185,000	$15,000	30,000	$78,692
Senior Vice President, Chief	2002	185,000	0	60,000	5,000
Manufacturing Officer	2001	185,000	0	18,000	6,000

Dr. Robert L. Melcher(3)	2003	$142,000	$0	0	$5,519
Vice President and Chief	2002	200,000	0	28,000	12,000
Technology Officer	2001	200,000	0	10,000	11,000

Joe D. Tanner(4)	2003	$202,000	$0	10,000	$19,571
Senior Vice President,	2002	—	0	40,000	—
Electronics Manufacturing Services

Van H. Potter(5)	2003	$121,000	$0	45,000	$2,810
Senior Vice President – Display Products

(1)	Certain executive officers also received certain perquisites, including a car allowance, the value of which did not exceed 10% of the annual salary and bonus.

(2)	Amounts shown for fiscal 2003 include (a) matching contributions to our company’s 401(k) Plan earned in fiscal 2003, but not paid until fiscal 2004, in the amount of $4,622, $1,110, and $2,666 on behalf of Messrs. Saltich, Tanner, and Potter, respectively; (b) term life insurance premiums of $1,024, $216, $331, $695, $645, and $144 paid by us on behalf of Messrs. Saltich, Buchanan, Derrington, Melcher, Tanner, and Potter, respectively; (c) an Executive Benefits Package of $3,793, $3,411, $5,283, $4,824, and $5,216 on behalf of Messrs. Saltich, Buchanan, Derrington, Melcher, and Tanner, respectively; (d) loan forgiveness, including principal, interest and taxes due, in the amounts of $72,735, $25,969, and $73,078 for Messrs. Saltich, Buchanan, and Derrington, respectively; and (e) $12,600 in housing expenses for Mr. Tanner.

(3)	Dr. Melcher served as the Vice President and Chief Technology Officer until he joined Brillian Corporation in September 2003.

(4)	Mr. Tanner joined our company in connection with the ETMA transaction and became Senior Vice President in August, 2003. The salary amount shown for fiscal 2003 includes commissions in the amount of $29,000.

(5)	Mr. Potter joined our company in February, 2003.

Option Grants

     The following table sets forth certain information with respect to stock options granted to the named executive officers during the fiscal year ended December 31, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants					Potential Realizable
						Value at Assumed
	Number of		Percent of			Annual Rates of Stock
	Securities		Total Options			Price Appreciation
	Underlying Options		Granted to Employees in	Exercise Price Per	Expiration	for Option Term(1)
Name	Granted		Fiscal Year	Share	Date	5%	10%
Jack L. Saltich	100,000	(2)	20.10%	$3.92	5/02/2013	$246,527	$624,747

Jeffrey D. Buchanan	60,000	(3)	12.06%	$3.92	5/02/2013	$147,916	$374,848

Dr. Carl E. Derrington	30,000	(4)	6.03%	$3.92	5/02/2013	$73,958	$187,424

Dr. Robert L. Melcher.	—		—%	$—	—	$—	$—

Joe D. Tanner	10,000	(5)	2.01%	$3.92	5/02/2013	$24,653	$62,475

Van H. Potter	45,000	(6)	9.05%	$3.08	2/14/2013	$87,165	$220,893

(1)	Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the SEC and do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of our common stock.

(2)	Of these options, 33,334 vest and become exercisable on May 2, 2004 and 33,333 vest and become exercisable on each of May 2, 2005 and 2006.

(3)	Of these options, 20,000 vest and become exercisable on May 2, 2004 and 20,000 vest and become exercisable on each of May 2, 2005 and 2006.

(4)	Of these options, 10,000 vest and become exercisable on May 2, 2004 and 20,000 vest and become exercisable on each of May 2, 2005 and 2006.

(5)	Of these options, 3,334 vest and become exercisable on May 2, 2004, and 3,333 vest and become exercisable on each of May 2, 2005 and 2006.

(6)	Of these options, 9,000 vest and become exercisable on February 14, 2005, 13,500 vest and become exercisable on February 14, 2006, and 22,500 vest and become exercisable on February 14, 2007.

Option Exercises and Option Holdings

     The following table contains certain information with respect to options exercised during fiscal 2003 and options held by the named executive officers as of December 31, 2003.

FISCAL YEAR-END OPTION VALUES

			Value of Unexercised
	Number of Unexercised		In-the Money Options
	Options at Fiscal Year-End		At Fiscal Year-End(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Jack L. Saltich	535,003	201,958	$48,834	$97,661
Jeffrey D. Buchanan	183,003	66,836	32,967	60,533
Dr. Carl E. Derrington	164,669	46,666	95,469	33,307
Dr. Robert L. Melcher.	135,532	14,589	1,547	3,093
Joe D. Tanner	16,668	33,332	12,135	24,265
Van H. Potter	—	45,000	—	97,200

(1)	Calculated based upon the December 31, 2003, New York Stock Exchange closing price of $5.24 per share, multiplied by the number of shares held, less the aggregate exercise price for such shares. The exercise price of options outstanding prior to September 15, 2003 was adjusted to reflect the division of options into amended Company options and new Brillian Corporation options. The exercise prices of certain of the options held by our executive officers on December 31, 2003 were greater than $5.24 per share.

Employment and Other Agreements

     We have signed terms-and-conditions agreements with our executive officers named in the summary compensation table of this proxy statement. None of these agreements provide for a fixed term of employment nor do any of the agreements provide for severance payments or payments upon change of control. The terms and conditions agreements provide for medical, dental, life, and disability insurance benefits. Salaries are determined yearly. These agreements include non-disclosure and confidentiality provisions while employed and after employment and an inventions assignment provision while employed. The agreements also include non-solicitation provisions after termination of employment for periods of one to two years. Messrs. Derrington, Potter, and Tanner also have non-compete provisions for periods of 12 to 18 months after termination of employment. There are no payments associated with any of these provisions. The executive officers also are eligible to participate in an executive benefits program as described in the Compensation Committee Report and are eligible to receive incentive bonuses and stock options under our stock option plans. In addition to the above benefits, Mr. Tanner is entitled to commission payments in addition to a salary and a housing allowance.

401(k) Profit Sharing Plan

     We maintain a profit sharing plan pursuant to Section 401(k) of the Internal Revenue Code of 1986. Under the 401(k) Plan, all eligible employees may contribute through payroll deductions up to the maximum allowable under Section 402(g) of the Internal Revenue Code, which generally was $11,000 for calendar 2003. In addition, the 401(k) Plan provides that we may make matching and discretionary contributions in such amount as may be determined by our Board of Directors. We made matching contributions pursuant to the 401(k) Plan to the executive officers named in the summary compensation table of this proxy statement for 2003 in the amount of $8,398.

Stock Option Plans

     We currently have five stock option plans: the 1990 Incentive Stock Option Plan; the 1993 Stock Option Plan; the Amended and Restated 1994 Automatic Stock Option Plan for Non-Employee Directors; the Amended and Restated 1997 Employee Stock Option Plan; and the Amended and Restated 1998 Stock Option Plan. All of our stock option plans have been approved by our stockholders other than our 1997 Plan. The eligible persons under the 1990 Plan are key employees of our company. Eligible persons under the 1993 Plan include key personnel (including directors and executive officers), consultants, and independent contractors who perform valuable services for us or our subsidiaries. Persons who are employees of or consultants to us or our subsidiaries, other than directors, executive officers, and persons who own 10 percent or more of our common stock, are eligible to receive options granted under the 1997 Plan. Eligible persons under the 1998 Plan include employees of our company (including officers and directors) and independent contractors. Directors who are not employees receive automatic grants of stock options under the 1994 Plan, are eligible to receive options under the 1993 Plan and the 1998 Plan, but are not eligible under the 1990 Plan or the 1997 Plan.

     In conjunction with stockholder approval of the 1993 Plan, our Board of Directors terminated the 1990 Plan with respect to 170,909 options that were unissued as of the date that the 1993 Plan was adopted. There were 76,520 options issued but unexercised under the 1990 Plan as of March 24, 2004. The 1990 Plan expired May 1, 2000.

     The 1993 Plan expired February 25, 2003. That plan provided for options to acquire common stock, the direct granting of common stock, or the granting of stock appreciation rights. There were options issued but unexercised to acquire 260,367 shares of our common stock under the 1993 Plan as of March 24, 2004. In addition, an aggregate of 2,750 shares of common stock has been directly granted under the 1993 Plan.

     The 1994 Plan expires on April 12, 2004. That plan provides for our common stock to be issued upon exercise of stock options automatically granted to non-employee directors of our company pursuant to the terms described in the section above entitled “Election of Directors — Director Compensation and Other Information.” Persons other than non-employee directors are not eligible to receive options granted pursuant to the 1994 Plan. There were outstanding issued but unexercised options to acquire 55,093 shares of our common stock under the 1994 Plan as of March 24, 2004.

     An aggregate of 2,100,000 shares of our common stock may be issued upon exercise of options granted pursuant to the 1997 Plan. If any option terminates or expires without having been exercised in full, stock not issued under such option will become available for reissuance under the 1997 Plan. There were outstanding issued but unexercised options to acquire 1,596,715 shares of our common stock under the 1997 Plan as of March 24, 2004.

     An aggregate of 1,600,000 shares of common stock may be issued upon exercise of options granted pursuant to the 1998 Plan. If any option terminates or expires without having been exercised in full, stock not issued under such option will again be available for the purposes of the 1998 Plan. There were outstanding issued but unexercised options to acquire 1,555,962 shares of our common stock under the 1998 Plan as of March 24, 2004.

     If any change in our common stock occurs through merger, consolidation, reorganization, capitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise, adjustments will be made as to the maximum number of shares subject to the 1990 Plan, 1993 Plan, 1994 Plan, 1997 Plan, and 1998 Plan, and the number of shares and exercise price per share of stock subject to outstanding options.

Directors’ Stock Plan

     On January 29, 1998, our Board of Directors adopted the Directors’ Stock Plan. Stockholder approval of the Directors’ Plan was not initially required because treasury shares were used to fund the Directors’ Plan. Our Board of Directors adopted the Amended and Restated Directors’ Stock Plan on January 27, 2000, and our stockholders approved the Amended and Restated Directors’ Stock Plan on April 27, 2000. Under the Directors’ Plan, we issue to the non-employee members of our Board of Directors shares of common stock equal in value to two-thirds of the annual retainer fee paid to the non-employee directors in lieu of an equivalent amount of cash. The value of the shares of common stock issued under the Directors’ Plan is based on the closing price of our common stock on the New York Stock Exchange on the last trading day prior to our annual meeting of stockholders. The shares are issued to the non-employee directors on the date of our annual meeting of stockholders held each year. Participation in the Directors’ Plan by non-employee directors is mandatory. An aggregate of 39,999 shares of common stock may be issued under the Directors’ Plan. If any change in our common stock occurs through merger, consolidation, reorganization, capitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise, adjustments will be made as to the maximum number of shares subject to the Directors’ Plan and the number of shares and exercise price per share of stock subject to outstanding options. As of March 24, 2004, 16,237 shares of our common stock were available for issuance under the Directors’ Plan.

Proposed 2004 Incentive Compensation Plan

     The Board of Directors has approved a new 2004 Incentive Compensation Plan, which will be effective upon approval by our stockholders. See “Proposal to Approve Our 2004 Incentive Compensation Plan.” If this new Plan is approved, all of the above stock option plans and Directors’ Plan will terminate and all grants covering all participants will be under one consolidated plan. No increase is being sought in the number of shares covered by the plans in connection with the consolidation to one plan.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options under our 1990 Plan, 1993 Plan, 1994 Plan, 1997 Plan, 1998 Plan, and Directors’ Stock Plan as of March 24, 2004.

			(c) Number of Securities
	(a) Number of		Remaining Available for
	Securities to be	(b) Weighted	Future Issuance Under
	Issued Upon Exercise	Average Exercise	Equity Compensation
	of Outstanding	Price of Outstanding	Plans (Excluding
	Options, Warrants,	Options, Warrants,	Securities Reflected in
Plan Category	and Rights	and Rights	Column (a))
Equity Compensation Plans Approved by Stockholders	1,947,942	$8.22	17,881

Equity Compensation Plans Not Approved by Stockholders	1,596,715	$8.22	478,693

Total	3,544,657	$8.22	496,574

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

     The Compensation Committee of our Board of Directors (the “Committee”) consists exclusively of independent directors. The Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives, and determining and approving the compensation level of our Chief Executive Officer based on this evaluation. The Compensation Committee also makes recommendations to the Board of Directors with respect to, or, as directed by the Board of Directors, determines and approves, compensation of our other executive officers, and considers the grant of stock options to our executive officers under our stock option plans. The Committee generally reviews base salary levels for executive officers of our company at the beginning of each fiscal year and recommends actual bonuses at the end of each fiscal year based upon our company’s and individual performance. The Compensation Committee held four meetings during fiscal 2003.

     Mr. Werner is the Chairman of the Committee, and Messrs. Malmberg and Goldman are the Committee members.

Philosophy

     The executive compensation program seeks to provide a level of compensation that is competitive with companies similar in both size and industry. The Committee obtains the comparative data used to assess competitiveness from a variety of resources. Actual total compensation levels may differ from competitive levels in surveyed companies as a result of annual and long-term performance of our company, as well as individual performance. The Committee uses its discretion to recommend executive compensation when, in its judgment, external, internal, or an individual’s circumstances warrant.

Compensation Program

     The primary components of executive compensation consist of base salary, executive health benefit and perquisite program, annual incentive bonuses, and stock option grants.

     Base Salary

     The Committee reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. In formulating these recommendations, the Chief Executive Officer considers the overall performance of our company and conducts an informal evaluation of individual officer performance. The Committee, with input from the Chief Executive Officer, makes final recommendations to the full Board of Directors on any adjustments to the base salary for executives other than the Chief Executive Officer. The Committee’s evaluation of the recommendations by the Chief Executive Officer considers the same factors outlined above and is subjective, with no particular weight assigned to any one factor. Base salaries for fiscal 2003 were determined by the Committee in May 2003. Base salaries for 2003 were adjusted for only two executive officers. One increase was based on performance and competitive compensation requirements, and the salary of one officer who joined us in 2003 was raised during the year due to increased responsibilities.

     Annual Incentive Bonuses

     Annual bonuses are intended to provide incentive compensation to executive officers and other employees who contribute substantially to the success of our company. The bonuses are calculated and paid out of the Management Incentive Compensation Plan, or MICP, which was approved by the Board of Directors in April 1997. The MICP is intended to enhance and reinforce our company’s goals of profitable growth and a sound overall financial condition by making incentive compensation awards available to senior level management and key employees.

     The granting of such awards is based upon the achievement of our company’s performance objectives and predefined individual performance objectives. Individual performance objectives are developed for every senior level manager and key employee early in each fiscal year. Upon the close of each fiscal year, executive management and the Committee conduct an assessment of individual performance achieved versus individual performance objectives. This assessment may include, but is not limited to, individual responsibility, performance, and compensation level. Simultaneously, the Board conducts an assessment of our company’s overall performance to date, which may include, but is not limited to, the achievement of sales, net income, and other performance criteria. The combination of these factors determines any incentive bonuses to be paid, including those to executive officers.

     In fiscal 2003, based on the Board’s assessment of our company’s overall performance for 2002, a bonus was awarded to only one officer.

     Stock Option Grants

     We grant stock options periodically to our U.S. employees and non-U.S.-based managers, including executive officers, to provide additional incentive to work to maximize long-term total return to stockholders. Under each stock option plan, the Board of Directors is specified to act as the plan administrator, although the Board has authorized the Compensation Committee to make all recommendations to the Board regarding grants of options to senior officers of our company, including executive officers. In addition, with respect to grants of options to employees other than senior officers, the Board has delegated its administrative authority under the stock option plans to an Employee Committee, which consists of those Board members that are employees of our company. In general, stock options are granted to U.S. employees and non-U.S.-based managers at the onset of employment. If, in the opinion of the plan administrator, the outstanding service of an existing employee merits an increase in the number of options held, the plan administrator may elect to issue additional stock options to that employee. The vesting period on grants of stock options is generally four years for newly hired salaried employees. The vesting period on grants of stock options is three years for salaried employees who have been employed for two years or longer. The four-year vesting schedules and the three-year vesting schedules are evenly weighted, vesting an equal number of options each year. Certain officers may sometimes have longer vesting schedules. In 2003, the Board and the Employee Committee authorized the issuance of stock options to certain executive officers and other employees. The exercise price of all outstanding options was adjusted to reflect the division of the pre-spin-off value of our options into amended company options and new Brillian Corporation options.

     Benefits

     We provide various employee benefit programs to our executive officers, including medical, dental, life and long-term disability insurance benefits, and a 401(k) retirement savings plan. These benefits are generally available to all employees of our company. We also maintain an executive benefit program for our executive officers, through which we pay a larger percentage of the costs than is paid on behalf of our other employees. The executive benefit program also provides executive officers with annual physical examinations, salary continuation for short-term disability, tax and estate planning, and auto allowances.

     Chief Executive Officer Compensation

     The Committee considers the same factors outlined above for other executive officers in evaluating the base salary and other compensation of Jack L. Saltich, our Chief Executive Officer. The Committee’s evaluation of Mr. Saltich’s base salary is subjective, with no particular weight assigned to any one factor. Mr. Saltich requested that the Committee not increase his base salary in 2002 and 2003. Based on Mr. Saltich’s request and other factors, the Committee maintained Mr. Saltich’s annual base salary at $320,000 for 2002 and 2003. Mr. Saltich’s base salary has remained at this same level since he joined our company in 1999. In January 2003, the Committee reviewed the status of company-made loans to officers and directors, noting that new legislation prevented the Company from extending the terms of those loans. The Committee reviewed the salary history of officers who held outstanding loans, and agreed to forgive the principal balance on such loans along with all accrued interest thereon and, in addition, cover all federal, state and other taxes due by such officer as a result of such forgiveness or the payment of such taxes. By virtue of this decision, the Committee forgave one such loan outstanding to Mr. Saltich, in the amount of $72,735, a sum which reflects the total of principal and interest payments as well as taxes due. Based upon the Board’s assessment of the overall performance of our company in 2003, the Committee also determined that Mr. Saltich would receive no bonus in 2003. The Committee granted Mr. Saltich an option to purchase 100,000 shares of our common stock in May 2003. The vesting schedule for the grant was based on our standard vesting schedule in which options vest evenly over three years.

     Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to each of any publicly held corporation’s chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. We currently intend to structure the performance-based portion of the compensation of our executive officers in a manner that complies with Section 162(m).

     This report has been furnished by the Compensation Committee of our Board of Directors.

Thomas H. Werner, Chairman
David C. Malmberg
Murray A. Goldman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 2003, our Compensation Committee consisted of Messrs. Malmberg, Werner, and Goldman. None of these individuals had any contractual or other relationships with us during the fiscal year except as directors.

REPORT OF THE AUDIT COMMITTEE

     The Board of Directors has appointed an Audit Committee, consisting of three directors. All of the members of the Committee are “independent” of our company and management, as independence is defined in applicable rules of the New York Stock Exchange and the Securities and Exchange Commission.

     The purpose of the Audit Committee is to assist the oversight of our Board of Directors in the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor and internal audit function. The primary responsibilities of the Committee include overseeing our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of the Board of Directors.

     Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditor is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements with management and the independent auditor. The Committee discussed with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditor’s judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee received from the independent auditor written disclosures and the letter required by Independence Standards Board Standard No. 1. The Committee also discussed with the independent auditor the auditor’s independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditor.

     The Committee discussed with the independent auditor the overall scope and plans for their audit. The Committee met with the independent auditor, with and without management present, to discuss the results of the examinations, its evaluations of our company, the internal controls, and the overall quality of the financial reporting. The Committee held six meetings during the fiscal year ended December 31, 2003.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

     Our Board of Directors has amended and restated the charter of the Audit Committee to reflect, among other things, requirements of recently adopted federal legislation, including the Sarbanes-Oxley Act of 2002, new rules adopted by the Securities and Exchange Commission, and amended rules of the New York Stock Exchange. A copy of the Audit Committee Charter is included as Appendix A to this proxy statement.

     The report has been furnished by the Audit Committee of our Board of Directors.

Henry L. Hirvela, Chairman
Murray A. Goldman
David C. Malmberg

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10 percent of a registered class of our company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulations to furnish our company with copies of all Section 16(a) forms they file.

     Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2003, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10 percent of our common stock complied with all Section 16(a) filing requirements during such fiscal year, except for the following:

     Messrs. Chavoustie, Goldman, Hirvela, Malmberg, and Werner each filed a late Form 4 relating to one option grant and one stock grant; Messrs. Buchanan, Derrington, and Saltich each filed a Form 5 covering a late reportable grant of options; and Mr. Saltich filed a Form 5 covering one late reportable purchase transaction.

PERFORMANCE GRAPH

     The following line graph compares cumulative total stockholder returns for the five years ended December 31, 2003 for (1) our common stock; (2) the Standard and Poor’s SmallCap 600 Index; (3) the Standard & Poor’s Electronic Equipment Manufacturers Index; and (4) a peer group. The graph assumes an investment of $100 on December 31, 1998. The calculations of cumulative stockholder return on the SmallCap 600, the Electric Equipment Manufacturers Index, and the peer group include reinvestment of dividends. The calculation of cumulative stockholder return on our common stock includes reinvestment of dividends as a result of the spin-off of Brillian Corporation but does not otherwise include reinvestment of dividends because we did not pay any other dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

     The Electronic Equipment and Manufacturers Index is the new name for the previously referenced Standard & Poor’s Electronic Equipment and Instruments Index. The index has been changed to delete certain companies comparable to those of our company. We have therefor elected to include a peer group consisting of Suntron Corp., Benchmark Electronics, Inc., Plexus Corp., White Electronic Designs Corp., and Pemstar, Inc. which group we will include in future performance graphs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock on March 24, 2004, except as indicated, by (1) each director and each named executive officer of our company, (2) all directors and executive officers of our company as a group, and (3) each person known by us to own more than five percent of our common stock.

	Shares Beneficially Owned
Name of Beneficial Owner	Number(1)	Percent(2)
Directors and Named Executive Officers:
Jack L. Saltich(3)	581,003	2.66%
Jeffrey D. Buchanan(4)	240,540	1.12%
Dr. Carl E. Derrington(5)	168,669	*
Dr. Robert L. Melcher(6)	137,532	*
David C. Malmberg(7)	78,273	*
Joe D. Tanner(8)	26,668	*
Van Hamlin Potter	3,000	*
Thomas H. Werner(9)	15,266	*
David P. Chavoustie(10)	12,754	*
Murray A. Goldman(11)	23,555	*
Henry L. Hirvela(12)	13,996	*

All directors and executive officers as a group (10 persons)	1,301,256	5.81%

5% Stockholders:
OppenheimerFunds, Inc.(13)	4,152,900	19.48%
Dimensional Fund Advisors Inc.(14)	1,429,799	6.71%
Massachusetts Financial Services Company(15)	1,191,780	5.59%

*	Less than 1% of the outstanding shares of common stock

(1)	Includes, when applicable, shares owned of record by such person’s minor children and spouse and by other related individuals and entities over whose shares of common stock such person has custody, voting control, or power of disposition. Also includes shares of common stock that the identified person had the right to acquire within 60 days of March 24, 2004 by the exercise of vested stock options.

(2)	The percentages shown include the shares of common stock that the person will have the right to acquire within 60 days of March 24, 2004. In calculating the percentage of ownership, all shares of common stock which the identified person will have the right to acquire within 60 days of March 24, 2004 upon the exercise of vested stock options are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other person.

(3)	Includes 535,003 shares of common stock issuable upon exercise of vested stock options and 46,000 shares of common stock held by Jack L. Saltich and Pamela C. Saltich, Trustee of Saltich Trust U/A dated 12/17/91.

(4)	Includes 183,003 shares of common stock issuable upon exercise of vested stock options and 456 shares held in Mr. Buchanan’s accounts under our 401(k) plan.

(5)	Includes 164,669 shares of common stock issuable upon exercise of vested stock options, 400 shares of common stock held by Dr. Derrington as custodian for his minor child, and 3,600 shares of common stock held by the Derrington Family Trust.

(6)	Includes 135,532 shares of common stock issuable upon exercise of vested stock options.

(7)	Includes 16,756 shares of common stock issuable upon exercise of vested stock options.

(8)	Includes 16,668 shares of common stock issuable upon exercise of vested stock options.

(9)	Includes 9,751 shares of common stock issuable upon exercise of vested stock options.

(10)	Includes 9,250 shares of common stock issuable upon exercise of vested stock options.

(11)	Includes 7,000 shares of common stock issuable upon exercise of vested stock options.

(12)	Includes 7,000 shares of common stock issuable upon exercise of vested stock options.

(13)	The information is as reported on Schedule 13G/A as filed February 11, 2004. The address of OppenheimerFunds, Inc. is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281. The address of Oppenheimer Global Opportunities Fund is 6803 S. Tucson Way, Centennial, Colorado 80112. OppenheimerFunds, Inc. has shared dispositive power with respect to all such shares and Oppenheimer Global Opportunities Fund has sole voting and shared dispositive power with respect to 4,139,500 shares.

(14)	The information is as reported on Schedule 13G/A as filed February 6, 2004. The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Dimensional Fund Advisors Inc. has sole voting and dispositive power with respect to such shares.

(15)	The information is as reported on Schedule 13G as filed February 13, 2004. The address of Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116. Massachusetts Financial Services Company has sole voting power with respect to 1,165,780 shares and sole dispositive power with respect to 1,191,780 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Three of our executive officers, Jack Saltich, Jeffrey Buchanan, and Carl Derrington, were indebted to us at the beginning of 2003 for loans in the aggregate amounts (principal and interest) of $47,918, $15,496, and $45,993, respectively, previously made to them to acquire our common stock. These loans bore interest at the rates of between 7.5% and 7.7%. The Compensation Committee reviewed outstanding loans in January, noting that new legislation prevented extensions of loans. After reviewing the salary history of officers who held outstanding loans, these loans were forgiven as to principal and interest together with the amount necessary to cover federal, state, and other taxes due by such officers as a result of such forgiveness or the payment of such taxes. The amounts forgiven were $72,735, $25,969, and $73,078 for Messrs. Saltich, Buchanan, and Derrington, respectively.

PROPOSAL TO APPROVE OUR 2004 INCENTIVE
COMPENSATION PLAN

     Our Board of Directors adopted our 2004 Incentive Compensation Plan, or Incentive Plan, on February 13, 2004, which will be effective upon approval by our stockholders. The full text of the Incentive Plan is included as “Appendix B” to this proxy statement. No new shares are being added under the Incentive Plan. Instead, the aggregate number of shares of common stock to be issued under the Incentive Plan equals the aggregate number of shares of common stock under all of the other stock option plans and Directors Stock Plan that are being consolidated into the Incentive Plan as of February 13, 2004. If the Incentive Plan is approved by the stockholders, all of the prior stock option plans and the Directors Stock Plan will terminate. If the Incentive Plan is not approved, all prior plans will remain in effect.

     Currently the company has five different stock option plans covering its employees, officers, directors and consultants and a Directors Stock Plan covering its directors. The Board has determined that one consolidated plan approved by the stockholders aggregating all of the plans to address all participants is less of an administrative burden than having six separate plans with different criteria. Consolidating all of the plans will provide for one plan under which employees, officers, directors, and consultants can be considered for option and stock grants and will eliminate the various limitations in the prior plans as to who could participate in the different plans. As of March 24, 2004, there are outstanding options for 3,544,657 shares in those five option plans.

     Accordingly, our Board of Directors believes that it is in the best interests of our company to adopt the Incentive Plan. Our Board of Directors recommends a vote “for” the proposal to approve the Incentive Plan.

Description of the 2004 Incentive Compensation Plan

     Our Incentive Plan is designed to attract, motivate, retain, and reward our executives, employees, officers, directors, and independent contractors, by providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The Incentive Plan was adopted by our board of directors on February 13, 2004. The Incentive Plan provides for an aggregate of 4,079,299 shares of common stock to be issued pursuant to options previously granted or to be granted to acquire common stock, the direct granting of restricted common stock and deferred stock, the granting of stock appreciation rights, and the granting of dividend equivalents.

     The Incentive Plan may be administered by the Board of Directors or a committee of the Board. The committee or the Board of Directors determines the persons to receive awards, the type and number of awards to be granted, the vesting and exercisability of the award, and any other conditions to which the award is subject. Options granted under the Incentive Plan must have an exercise price at least equal to the fair market value of common stock on the date of grant. Awards may be settled in the form of cash, shares of common stock, other awards, or other property in the discretion of the committee or the Board of Directors.

     The committee or the Board of Directors may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration, and, if so provided in the award agreement, vesting will occur automatically in the case of a “change in control” of our company. The Incentive Plan does not provide the committee or Board of Directors the right to change the exercise price of an option after the grant of the option. Upon the occurrence of a change in control, if so provided in the award agreement, stock options and certain stock appreciation rights may be cashed out based on a “change in control price,” which will be the higher of (1) the cash and fair market value of property that is the highest price per share paid in any reorganization, merger, consolidation, liquidation, dissolution, or sale of substantially all assets of our company, or (2) the highest fair market value per share at any time during the 60 days before and 60 days after a change in control.

     The Board of Directors may amend, alter, suspend, discontinue, or terminate the Incentive Plan or the committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Unless terminated earlier by the Board of Directors, the Incentive Plan will terminate at such time as no shares of common stock remain available for issuance under the plan and our company has no further rights or obligations with respect to outstanding awards under the plan.

Federal Income Tax Consequences

     Certain options to be granted under the Incentive Plan are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. Accordingly, there is no taxable income to an employee when an incentive stock option is granted to him or her or when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price generally is treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year of the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the exercise price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee’s ordinary income is limited to the amount realized less the exercise price paid. We will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the option is exercised.

     The Incentive Plan also provides for the issuance of non-qualified options and stock awards. The income tax consequences of non-qualified options and stock awards are governed by Section 83 of the Internal Revenue Code. Under Section 83, the excess of the fair market value of the shares of our common stock acquired pursuant to the grant of a stock award or the exercise of any option over the amount paid for such stock, which is referred to as excess value, must be included in the gross income of the holder in the first taxable year in which the common stock acquired by the holder is not subject to a substantial risk of forfeiture. In calculating excess value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the excess value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, we will be entitled to a federal income tax deduction in the same taxable year that holders, including highly compensated officers, recognize income. We will be required to withhold income taxes with respect to income reportable pursuant to Section 83 by a holder. The basis of the shares acquired by an optionholder will be equal to the exercise price of those shares plus any income recognized pursuant to Section 83. The basis of shares received as a stock award will equal the amount paid for the shares, if any, plus the income recognized pursuant to Section 83 with respect to the shares. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for more than one year from the date the substantial risk of forfeiture lapsed or, if a Section 83(b) election is made, more than one year from the date the shares were acquired.

     Generally, all cash awards granted to employees are treated as compensation income to the employees when the cash payment is made pursuant to the award. Such cash payment also results in a federal income tax deduction for our company.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     On May 13, 2002, we dismissed Arthur Andersen LLP as our independent accountants. Our Board of Directors and Audit Committee participated in and approved the decision to change independent accountants. During the past two most recent fiscal years there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to them in a report on the financial statements. During the past two most recent fiscal years there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). We requested a letter from Arthur Andersen LLP stating whether or not it agreed with the above statements. A copy of such letter from Arthur Andersen LLP dated May 13, 2002 was filed as Exhibit 16 to our Current Report on Form 8-K filed with the SEC on May 16, 2002.

     We engaged Deloitte & Touche LLP as our new independent accountants as of May 13, 2002. During the past two most recent fiscal years prior to their engagement on May 13, 2002, we had not consulted with Deloitte & Touche LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on our financial statements, and in no case was a written report provided to us nor was oral advice provided that we concluded was an important factor in reaching a decision as to an accounting, auditing, or financial reporting issue; or (3) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     Our Audit Committee has appointed Deloitte & Touche LLP, independent public accountants, to audit the consolidated financial statements of our company for the fiscal year ending December 31, 2004 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. We anticipate that representatives of Deloitte & Touche LLP will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

     The Audit Committee has considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining Deloitte & Touche LLP ’s independence.

Audit Fees

     The aggregate fees billed to our company by Deloitte & Touche LLP, the member firms of Deloitte Touche Tomatsu, and their respective affiliates (collectively “Deloitte”) for the fiscal years ended December 31, 2002 and 2003 are as follows:

	2002	2003
Audit Fees	$280,000	$813,000
Audit-Related Fees	$42,000	$14,000
Tax Fees	$158,000	$381,000
All Other Fees	$—	$2,000

     Audit services in 2002 and 2003 consisted of the audit of our financial statements, the review of our quarterly financial statements, and statutory overseas audits. In 2003, $358,000 related to the spin-off of Brillian Corporation, including the re-audit of our 2001 financial statements.

     Audited-related services in 2002 and 2003 consisted of Section 404 Sarbanes Oxley advisory services, employee benefit plan audits, and due diligence and audit-related work with respect to potential acquisitions.

     Tax compliance services in 2002 and 2003 consisted of federal, state, and local income tax return assistance; tax return filings in foreign jurisdictions; research and development tax credit documentation and analysis; transfer pricing documentation; and preparation of expatriate tax returns. Tax planning and advisory services related to structuring of proposed acquisitions, the spin-off of Brillian Corporation, employee benefit plans, and intra-group restructuring.

     Fees for other services in 2003 were in relation to training and literature.

Audit Committee Pre-Approval Policies

     The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

     To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Board or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent audit to management.

     Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

     All of the services provided by Deloitte described above under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies beginning in April 2003.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     In order to be included in the proxy statement and form of proxy relating to our annual meeting of stockholders to be held during calendar 2005, stockholder proposals that are intended to be presented by stockholders must be received at our principal executive offices (1) not less than 60 days in advance of such meeting if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous year’s annual meeting, or 90 days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year’s annual meeting, and (2) with respect to any other annual meeting of stockholders, on or before the close of the business on the fifteenth day following the date (or the first date, if there be more than one) of public disclosure of the date of such meeting.

     Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2005, except in circumstances where (1) we receive notice of the proposed matter within the time periods described in the paragraph above, and (2) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

     We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

Dated: March 26, 2004

APPENDIX A

THREE-FIVE SYSTEMS, INC. (the “Company”)

AUDIT COMMITTEE CHARTER

AMENDED AND RESTATED AS OF FEBRUARY 9, 2004

Purpose

     The purpose of the Audit Committee (the “Committee”) shall be as follows:

1.	To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

2.	To provide assistance to the Board of Directors with respect to its oversight of the following:

(a)	The integrity of the Company’s financial statements.

(b)	The Company’s compliance with legal and regulatory requirements.

(c)	The independent auditor’s qualifications and independence.

(d)	The performance of the Company’s internal audit function and independent auditor.

3.	To prepare an audit committee report as required by the SEC rules to be included in the Company’s annual proxy statement.

Composition

     The Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the New York Stock Exchange and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 adopted pursuant to the Sarbanes-Oxley Act. No member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) director’s fees for service as a director of the Company, including reasonable compensation for serving on committees of the Board of Directors and regular benefits that other directors receive and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by way of being an officer or owning more than 10 percent of the Company’s voting securities. No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board of Directors (1) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (2) discloses such determination in the Company’s annual proxy statement.

Qualifications

     All members of the Committee shall be “financially literate,” as such qualification is interpreted by the Board of Directors (or must become financially literate within a reasonable period of time after his or her appointment). In addition, at least one member must have “accounting or related financial management expertise,” as such qualifications are interpreted by the Board of Directors in its business judgment, or be an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission (the “SEC”). Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside consultant.

Appointment and Removal

     The members of the Committee shall be appointed by the Board of Directors based on nominations by the Company’s Nominating/Corporate Governance Committees. A member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

     Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

     The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or all members of the Committee may participate in a meeting of the Committee by means of a conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

     All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

     As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department, and the independent auditor to discuss any matters that the Committee or any of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditor and management quarterly to review the Company’s financial statements in a manner consistent with that outlined in this Charter.

Duties and Responsibilities

     The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

     In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors as it deems necessary to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company;

to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     The Committee shall be given full access to the Company’s internal audit group, Board of Directors, corporate executives, and independent auditor as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

     Notwithstanding the foregoing, the Committee is not responsible for certifying the Company’s financial statements or guaranteeing the independent auditor’s report. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor. It also is the job of the Chief Executive Officer and senior management, rather than that of the Committee, to assess and manage the Company’s exposure to risk.

Documents/Reports Review

1.	Discuss with management and the independent auditor, prior to public dissemination, the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61.

2.	Discuss with management and the independent auditor, prior to the Company’s filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal control over financial reporting exist that could adversely affect the Company’s ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company’s internal control over financial reporting; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

3.	Discuss with management and the independent auditor the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided and the type of presentations made to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

4.	Discuss with management and the independent auditor the Company’s major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

5.	Directly appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with such accounting firm.

6.	Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including resolving any disagreements between management and the independent auditor regarding financial reporting.

7.	Pre-approve, or adopt procedures to pre-approve, all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

8.	To the extent deemed appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee provided that any member of the Committee who has exercised any such delegation must report any such pre-approval decision to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

9.	Require that the independent auditor, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.

10.	Inform each accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm shall report directly to the Committee.

11.	Review and evaluate, at least annually, the qualifications, performance, and independence of the independent auditor, including the lead audit partner. In conducting its review and evaluation, the Committee should do the following:

(a)	At least annually, obtain and review a report by the Company’s independent auditor describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) the auditor’s independence and all relationships between the independent auditor and the Company.

(b)	Discuss with management the timing and process for implementing the rotation of the lead audit (or coordinating) partner, the concurring (or reviewing) audit partner, and any other active audit engagement team partner, and consider whether there should be regular rotation of the audit firm itself.

(c)	Confirm with the independent auditor that the lead audit partner, the concurring audit partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulation S-X.

(d)	Take into account the opinions of management and the Company’s internal auditor (or other personnel responsible for the internal audit function) in assessing the qualifications, performance, and independence of the independent auditor.

Financial Reporting Process

12.	In consultation with the independent auditor, management, and the internal auditor, review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (c) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (e) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; (f) issues with respect to the design and effectiveness of the Company’s disclosure controls and procedures, management’s evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (g) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; (h) any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditor, or the independent auditor, relating to the Company’s financial statements; and (i) any other material written communications between the independent auditor and the Company’s management, including any “management” letter or schedule of unadjusted differences.

13.	Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

14.	Review with the independent auditor any audit problems or difficulties encountered and management’s response thereto. In this regard, the Committee will regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Committee may review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

15.	Advise management, the internal audit department, and the independent auditor that they are expected to provide the Committee a timely analysis of any significant financial reporting issues and practices.

16.	Obtain from the independent auditor assurance that the audit of the Company’s financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

17.	Request the internal auditor to provide the Committee with summaries and, as appropriate, the significant reports to management prepared by the internal auditor and any management responses thereto.

18.	Discuss the scope of the annual audit and review the form of the opinion the independent auditor proposes to render.

19.	Review and discuss with management and the independent auditor the responsibilities, budget, and staffing of the Company’s internal audit function and any appointment or replacement of the internal auditor or the director of the internal auditing department.

Legal Compliance/General

20.	Review periodically, with the Company’s legal counsel, any significant legal, compliance, or regulatory matters that may have a material effect on the Company’s financial statements or the Company’s business or compliance policies, including material notices to or inquiries received from governmental agencies.

21.	Discuss with management and the independent auditor the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

22.	Set clear hiring policies for employees or former employees of the independent auditor. At a minimum, these policies will provide that any public accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the audit firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

23.	Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Reports

24.	Prepare an audit committee report as required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

25.	Report regularly to the full Board of Directors. In this regard, the Committee will review with the full board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

26.	The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

27.	Maintain minutes or other records of meetings and activities of the Committee.

Committee Functioning

     In conjunction with the Nominating/Corporate Governance Committee of the Board of Directors, the Committee will give consideration to the qualifications and criteria for membership of the Committee; the appointment and removal of members of the Committee; and the structure and operations of the Committee.

Annual Performance Evaluation

     The Committee will perform a review and evaluation, at least annually, of the performance of the Committee, including reviewing the compliance of the Committee with this Charter. In addition, the Committee will review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee will conduct such evaluations and reviews in such manner as it deems appropriate.

Limitation of Audit Committee’s Role

     With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including the internal audit staff, as well as the independent auditor have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

APPENDIX B

THREE-FIVE SYSTEMS, INC.

2004 INCENTIVE COMPENSATION PLAN

     1. Purpose. The purpose of this 2004 Incentive Compensation Plan (the “Plan”) is to assist Three-Five Systems, Inc., a Delaware corporation (the “Company”), and its Related Entities in attracting, motivating, retaining, and rewarding high-quality executives and other Employees, officers, Directors, and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code to the extent deemed appropriate by the applicable Committee (or any successor committee) of the Board of Directors of the Company. The Plan is a consolidation of all of the Prior Plans. Upon the Effective Date of the Plan, no Awards shall be made thereafter under the Prior Plans. The aggregate number of shares of Stock reserved for Awards under the Plan is equal to the aggregate number of shares of Stock available for Awards under the Prior Plans as of the Effective Date.

     2. Administration.

          (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or, during the period that the Company is a Publicly Held Corporation, in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

          (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive, and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 9(b) hereof, or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law. The Committee or the Board may appoint agents to assist it in administering the Plan.

          (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any Executive Officer, other officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

     3. Stock Subject to Plan

          (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 9(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan and the Prior Plans shall be 4,079,299 shares in the aggregate. If any Awards previously granted under the Plan or the Prior Plans terminate without being exercised, expire, are forfeited or canceled, do not vest, or are surrendered in payment of any Awards or any tax withholding with regard thereto, new Awards may thereafter be granted covering such shares of Stock. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 9(c) hereof, the number of shares of Stock that may be issued pursuant to Incentive Stock Options shall not exceed 4,079,299 shares.

          (b) Application of Limitations. The limitation contained in Section 3(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only Stock Appreciation Rights). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

     4. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 100,000 shares of Stock, subject to adjustment as provided in Section 9(c), under each of Sections 5(b), 5(c), 5(d), 5(e), and 5(f). Directors, who are not Employees, proposed directors, proposed employees, and independent contractors shall be eligible to receive awards other than Incentive Stock Options.

     5. Specific Terms of Awards.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

          (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

       (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall not be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

       (ii) Time and Method of Exercise. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards, or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

       (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

              (A) The Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

              (B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

       (iv) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options that are exercisable for unvested shares of Stock. Should the Optionee’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right.

       (v) No Repricing without Stockholder Approval. No Options granted to any Optionee under the Plan may be Repriced without the approval of the stockholders of the Company within 12 months of such Repricing. Stockholder approval shall be evidenced by the affirmative vote of the holders of the majority of the shares of Stock present in person or by proxy and voting at the meeting.

          (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant Stock Appreciation Right’s to Participants on the following terms and conditions:

       (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a “Limited Stock

Appreciation Right” that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 7(c) hereof), over (B) the grant price of the Stock Appreciation Right as determined by the Committee or the Board. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 6(a) hereof.

       (ii) Other Terms. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 5(c), as the Committee or the Board may determine. Stock Appreciation Rights and Limited Stock Appreciation Rights may be either freestanding or in tandem with other Awards.

          (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

       (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Committee or the Board may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments, or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 9(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.

       (ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

       (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

       (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

          (e) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

          (f) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(f) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee or the Board shall determine. The Committee and the Board shall have the discretion to grant such other Awards that are exercisable for unvested shares of Stock. Should the Optionee’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 5(f).

     6. Certain Provisions Applicable to Awards.

          (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

          (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or Stock

Appreciation Right exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

          (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of any national securities exchange on which the Company’s securities are listed for trading. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 9(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of other amounts in respect of installment or deferred payments denominated in Stock.

          (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

     7. Change in Control.

          (a) Effect of “Change in Control.” If and to the extent provided in the Award, in the event of a “Change in Control,” as defined in Section 7(b):

       (i) The Committee may, within its discretion, accelerate the vesting and exercisability of any Award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, subject to applicable restrictions set forth in Section 9(a) hereof;

       (ii) The Committee may, within its discretion, accelerate the exercisability of any limited Stock Appreciation Rights (and other Stock Appreciation Rights if so provided by their terms) and provide for the settlement of such Stock Appreciation Rights for amounts, in cash, determined by reference to the Change in Control Price; and

       (iii) The Committee may, within its discretion, lapse the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan and such Awards may be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

          (b) Definition of “Change in Control. A “Change in Control” shall be deemed to have occurred upon:

       (i) Approval by the stockholders of the Company of a reorganization, merger, consolidation, or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger, consolidation, or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, or consolidated company’s then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a “Corporate Transaction”) is subsequently abandoned);

       (ii) Individuals who, as of the date on which the Award is granted, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

       (iii) the acquisition (other than from the Company) by any person, entity, or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company’s Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (1) the Company or a Related Entity, (2) any person, entity, or “group” that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company a Related Entity.

          (c) Definition of “Change in Control Price.” The “Change in Control Price” means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 7(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

     8. Automatic Grant Program

          (a) Amount and Date of Grant. During the term of the Plan, the Company shall make automatic grants of Options (“Automatic Options”) to each Director who is not employed by the Company.

       (i) Annual Grants. Each year on the Annual Grant Date, an Automatic Option to acquire 2000 shares of Stock shall be granted to each Director for as long as shares of Stock are available under Section 3(a) hereof. The “Annual Grant Date” shall be the date of the Company’s annual stockholders meeting commencing as of the first annual meeting occurring after the Effective Date. Any Director that was granted an Automatic Option under Section 8(a)(ii) within 90 days of an Annual Grant Date shall be ineligible to receive an Automatic Option pursuant to this Section 8(a)(i) on such Annual Grant Date.

       (ii) Initial New Director Grants. On the Initial Grant Date, every new member of the Board that has not previously received an Automatic Option under this Section 8(a)(ii) shall be granted an Automatic Option to acquire 5000 shares of Stock for as long as shares of Stock are available under Section 3(a) hereof. The “Initial Grant Date” shall be the date that a Director is first appointed or elected to the Board.

          (b) Exercise Price. The exercise price per share of Stock subject to each Automatic Option granted under Section 8(a)(i) or (ii) shall be equal to 100 percent of the Fair Market Value per share of the Stock on the date such Automatic Option was granted.

          (c) Vesting. Each Automatic Option granted pursuant to Section 8(a)(i) shall vest and become exercisable 12 months after the date of grant. Each Automatic Option granted pursuant to Section 8(a)(ii) shall vest and become exercisable in a series of three equal and successive installments with the first installment vested on the date of grant and the next two installments 12 months and 24 months after the date of grant. Each Automatic Option shall vest and become exercisable only if the optionholder has not ceased serving as a Board member as of such vesting date.

          (d) Term of Automatic Options. Each Automatic Option shall expire on the tenth anniversary (the “Expiration Date”) of the date on which such Automatic Option was granted. Except as otherwise determined, should a Director’s service as a Board member cease prior to the Expiration Date for any reason while an Automatic Option remains outstanding and unexercised, the Automatic Option term shall immediately be modified and the Automatic Option shall terminate and cease to be outstanding in accordance with the following provisions:

       (i) The Automatic Option shall immediately terminate and cease to be outstanding with respect to any shares that were not vested at the time of the optionholder’s cessation of Board service.

       (ii) Should an optionholder cease, for any reason other than death, to serve as a member of the Board, then the optionholder shall have 90 days measured from the date of such cessation of Board service in which to exercise his or her Automatic Options that vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

       (iii) Should an optionholder die while serving as a Board member or within 90 days after cessation of Board service, then the personal representative of the optionholder’s estate (or the person or persons to whom the Automatic Option is transferred pursuant to the optionholder’s will or in accordance with the laws of the descent and distribution) shall have a 90-day period measured from the date of the optionholder’s cessation of Board service in which to exercise the Automatic Options that vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

          (e) Other Terms. Except as expressly provided otherwise in this Section 8, an Automatic Option shall be subject to all of the terms and conditions of the Plan. Directors shall be entitled to receive other awards under the Plan or other plans of the Company in accordance with the terms and conditions thereof.

     9. General Provisions.

          (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, listing, or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

          (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right that constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation, or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

          (c) Adjustments.

       (i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee or the Board to be appropriate, then the Committee or the Board shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of shares of Stock that may be delivered in connection with Awards granted thereafter, (B) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee or Board determines to be appropriate.

       (ii) Adjustments in Case of Certain Corporate Transactions. In the event of a proposed sale of all or substantially all of the Company’s assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the shares of Stock are exchanged for or converted into securities issued by another entity, then the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution, then each Option shall terminate upon the consummation of sale, merger, consolidation, or other corporate transaction. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that are then exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of the transaction.

       (iii) Other Adjustments. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity, or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, or Stock Appreciation Rights hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

          (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

          (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

          (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards, or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

          (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the state of Delaware without giving effect to principles of conflicts of laws, and applicable federal law.

          (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, which shall be the date of approval of the Plan by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable New York Stock Exchange requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. The Plan shall terminate at such time as no shares of Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

     10. Director Fees. Each Director shall receive shares of Stock equal in value to two-thirds of that Director’s annual retainer fees. The Stock received pursuant to this Section 10 shall be received in lieu of the equivalent value of annual retainer fees paid in cash. Shares of Stock shall be issued annually under the Plan on the date of the annual meeting of the stockholders of the Company. The number of shares of Stock to be received by a Director under the Plan shall be determined by the Fair Market Value of the Stock on the day prior to the annual meeting of the stockholders of the Company. The Stock acquired subject to this Section 10 may be subject to such conditions and restrictions, if any, as the Board may determine.

     11. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

          (a) “Automatic Options” means as defined in Section 8(a).

          (b) “Award” means any Option, Stock Appreciation Right (including Limited Stock Appreciation Right), Restricted Stock, Stock granted as a bonus or in lieu of another award, or Other Stock-Based Award, together with any other right or interest, granted to a Participant under the Plan.

          (c) “Beneficiary” means the person, persons, trust, or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (d) “Beneficial Owner”, “Beneficially Owning” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

          (e) “Board” means the Company’s Board of Directors.

          (f) “Change in Control” means a Change in Control as defined with related terms in Section 7 of the Plan.

          (g) “Change in Control Price” means the amount calculated in accordance with Section 7(c) of the Plan.

          (h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (i) “Committee” means a committee designated by the Board to administer the Plan. The Board may designate more than one committee to administer the Plan as to various categories of Eligible Persons. The Committee shall consist of at least two directors, and each member of which shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an “outside director” within the meaning of Section 162(m) of the Code, unless administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code, provided, when appropriate, a Committee shall satisfy the then requirements of any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted.

          (j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (k) “Continuous Service” means uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee Director, or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

          (l) “Corporate Transaction” means a Corporate Transaction as defined in Section 7(b)(i) of the Plan.

          (m) “Director” means a member of the Board or the board of directors of any Related Entity.

          (n) “Effective Date” means the effective date of the Plan, which shall be date on which it is approved by the stockholders of the Company.

          (o) “Eligible Person” means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors, and Employees of the Company or of any Related Entity, and Consultants with the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

          (p) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The Payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

          (q) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (r) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

          (s) “Fair Market Value” means the fair market value of Stock, Awards, or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date after which the Company is a Publicly Held Corporation shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

          (t) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

          (u) “Incumbent Board” means the Incumbent Board as defined in Section 7(b)(ii) of the Plan.

          (v) “Limited Stock Appreciation Right” means a right granted to a Participant under Section 5(c) hereof.

          (w) “Option” means a right granted to a Participant under Section 5(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

          (x) “Optionee” means a person to whom an Option or Incentive Stock Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

          (y) “Other Stock-Based Awards” means Awards granted to a Participant under Section 5(f) hereof.

          (z) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (aa) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

          (bb) “Prior Plans” means the 1990 Incentive Stock Option Plan, the 1993 Stock Option Plan, the Amended and Restated 1994 Automatic Stock Option Plan for Non-Employee Directors, the Amended and Restated 1997 Employee Stock Option Plan, the Amended and Restated 1998 Stock Option Plan and the Amended and Restated Directors’ Stock Plan.

          (cc) “Related Entity” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Board or the Committee.

          (dd) “Repricing” means that situation in which new Options are issued to an Optionee in place of cancelled Options and which would be reportable in the repricing table of the annual proxy.

          (ee) “Restricted Stock” means Stock granted to a Participant under Section 5(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

          (ff) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (gg) “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 9(c) hereof.

          (hh) “Stock Appreciation Right” means a right granted to a Participant under Section 5(c) hereof.

          (ii) “Subsidiary” means a “subsidiary corporation” whether now or hereafter existing, as defined in Section 424(f) of the Code.

THREE-FIVE SYSTEMS, INC.
2004 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of THREE-FIVE SYSTEMS, INC., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated March 26, 2004, and hereby appoints Jack L. Saltich and Jeffrey D. Buchanan, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Stockholders of the Company, to be held on Friday, May 7, 2004, at 9:00 a.m., local time, at the Company’s corporate headquarters at 1600 North Desert Drive, Tempe, Arizona, and at any adjournment or adjournments thereof, and to vote all shares of the Company’s Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of directors; FOR the approval of our 2004 Incentive Compensation Plan; FOR the ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company; and as said proxies deem advisable on such other matters as may come before the meeting.

     A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

(Continued and to be signed and dated on the other side.)

THREE-FIVE SYSTEMS, INC.
P.O. BOX 11227
NEW YORK, N.Y. 10203-0227

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

☐	Votes must be indicated (x) in Black or Blue ink.

1.	ELECTION OF DIRECTORS: FOR all nominees	☐	WITHHOLD AUTHORITY to vote	☐	*EXCEPTIONS	☐

	listed below.		for all nominees listed below.

Nominees:	David C. Malmberg, Jack L. Saltich, Jeffrey D. Buchanan, Thomas H. Werner, David P. Chavoustie, Murray A. Goldman, and Henry L. Hirvela

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

2.	Proposal to approve the Company’s 2004 Incentive Compensation plan.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

To change your address, please mark this box. ☐

To include any comments, please mark this box. ☐

(This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)

Date

Share Owner sign here

Co-Owner sign here